Exhibit 10.7

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on June 18, 2021 in Dongcheng District, Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan):

Party A:

Cheche Technology (Ningbo) Co., Ltd. (hereinafter “Pledgee”), a limited liability company organized and existing under the laws of the PRC, with its address at East 1st Road, Technology Park, Jiangshan Town, Yinzhou District, Ningbo City, Zhejiang Province;

Party B:	ZHANG Lei, a Chinese citizen with Chinese Identification No.: [***];

WANG Zhendong, a Chinese citizen with Chinese Identification No.: [***]

Beijing Zhongjinhuicai Investment Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 1691, 1/F, Building 1, No. 17 Tibetan Scriptures Hutong, Dongcheng District, Beijing;

Beijing Cheche Technology Investment Center, LLP, a limited partnership organized and existing under the laws of the PRC, with its address at 301, No.4 Building, No.2 Daqudeng Hutong, Dongcheng District, Beijing;

Shenzhen Ruiyuan Investment Enterprise, LLP, a limited partnership organized and existing under the laws of the PRC, with its address at Suite 201, Tower A, Qian Wan Yi Road, Qianhai Shenzhen-Hong Kong Cooperation Area, Shenzhen, China (settled in Shenzhen Municipal Qianhai Commercial Secretary Co., Ltd.);

Huzhou Zhongzejiameng Equity Investment Enterprise, LLP, a limited partnership organized and existing under the laws of the PRC, with its address at 1215-30, No.3 Building, No.1366, Hongfeng Road, Huzhou, Zhejiang Province;

Beijing Zhongyunronghui Investment Center, LLP, a limited partnership organized and existing under the laws of the PRC, with its address at Room 2-06, Building C, Software Square, No.4, Building, No.8, Dongbeiwang West Road, Haidian District, Beijing;

Hangzhou Shunying Equity Investment Enterprise, LLP, a limited partnership organized and existing under the laws of the PRC, with its address at Room 201-05, No.1 Building, No.958, Dayuan Road, Qingshanhu Street, Lin’an District, Hangzhou, Zhejiang Province;

Zhuhai Hengqin Huarongzhifu Investment Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 105-142, No.6, Baohua Road, Hengqin New Area, Zhuhai;

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Minfu (Tianjin) Asset Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 202, Inspection Warehouse Office, No. 6262, Ao Zhou Road, Tianjin Free Trade Zone (Dongjiang Free Trade Port Zone) (Trusteeship No. 1746, Tianjin Dongjiang Commercial Secretary Service Co., Ltd. Free Trade Zone Branch);

Guangzhou Lianzhan Enterprise Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 601, Luoxi Building, No. 398 South Huandao Road, Luopu Street, Panyu District, Guangzhou City;

(collectively, hereinafter the “Pledgors”, each a “Pledgor”)

Party C:

Beijing Cheche Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at 1701-76, Floor 17, Floor 15, No.3 Building, No.10A, Jiuxianqiao Road, Chaoyang District, Beijing.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.

As of the date hereof, ZHANG Lei collectively holds 32.2574% of the equity interests of Party C, representing RMB4,930,000 in the registered capital of Party C; WANG Zhendong collectively holds 1.1123% of the equity interests of Party C, representing RMB170,000 in the registered capital of Party C; Beijing Zhongjin Huicai Investment Management Co., Ltd. collectively holds 14.2410% of the equity interests of Party C, representing RMB2,176,500 in the registered capital of Party C; Beijing Cheche Technology Investment Center, LLP collectively holds 9.8146% of the equity interests of Party C, representing RMB1,500,000 in the registered capital of Party C; Shenzhen Ruiyuan Investment Enterprise, LLP collectively holds 8.0055% of the equity interests of Party C, representing RMB1,223,500 in the registered capital of Party C; Huzhou Zhongzejiameng Equity Investment Enterprise, LLP collectively holds 4.9073% of the equity interests of Party C, representing RMB750,000 in the registered capital of Party C; Beijing Zhongyunronghui Investment Center, LLP collectively holds 8.7923% of the equity interests of Party C, representing RMB1,343,750 in the registered capital of Party C; Hangzhou Shunying Equity Investment Enterprise, LLP collectively holds 8.7923% of the equity interests of Party C, representing RMB1,343,750 in the registered capital of Party C; Zhuhai Hengqin Huarongzhifu Investment Management Co., Ltd. collectively holds 8.1788% of the equity interests of Party C, representing RMB1,250,000 in the registered capital of Party C; Minfu (Tianjin) Asset Management Co., Ltd. collectively holds 3.3443% of the equity interests of Party C, representing RMB511,125 in the registered capital of Party C; Guangzhou Lianzhan Enterprise Management Co., Ltd. collectively holds 0.5542% of the equity interests of Party C, representing RMB84,703 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

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2.

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, Pledgee and Pledgors have executed an Exclusive Option Agreement (as defined below); Pledgors have executed the Power of Attorney (as defined below) in favor of Pledgee.

3.

To ensure that Party C and Pledgors fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgors hereby pledge to the Pledgee all of the equity interest that Pledgors hold in Party C as security for Party C’s and Pledgors’ obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1

Pledge: shall refer to the security interest granted by Pledgors to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2

Equity Interest: shall refer to 100.00% equity interests in Party C currently held by Pledgor, representing RMB 15,283,328 in the registered capital of Party C, and all of the equity interest hereafter legally acquired by Pledgors in Party C.

1.3	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on November 22, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgors on June 18, 2021 (the “Exclusive Option Agreement”), Power of Attorney executed on June 18, 2021 by Pledgors (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

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1.5

Contract Obligations: shall refer to all the obligations of Pledgors under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgors and/or Party C under the Transaction Documents. The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees under the Transaction Documents, all expenses occurred by the Pledgee in connection with enforcement of Pledgors’ and/or Party C’s Contract Obligations and etc.

1.7	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	Pledge

2.1

The Pledgors agree to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgors pledge the Equity Interest to the Pledgee pursuant to this Agreement.

2.2

During the term of the Pledge, unless prohibited by the applicable laws and regulations, the Pledgee is entitled to receive dividends distributed on the Equity Interest. Without the prior written consent of the Pledgee, the Pledgors shall not receive dividends distributed on the Equity Interest. Dividends received by the Pledgors on Equity Interest after the deduction of individual income tax paid by the Pledgors shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

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2.3

Pledgors may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any additional equity interest obtained by Pledgors as a result of Pledgors’ subscription of the increased registered capital of the Company shall also be deemed as Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.4

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgors upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the applicable PRC laws.

3.	Term of the Pledge

3.1

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgors and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within thirty (30) business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2

During the Term of the Pledge, in the event any Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	Custody of Records for Equity Interest subject to the Pledge

4.1

During the Term of the Pledge set forth in this Agreement, the Pledgors shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one (1) week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgors and Party C hereby severally and not jointly represent and warrant to Pledgee that:

5.1

Each Pledgor is the sole legal and beneficial owner of the Equity Interest. The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.2

Each of the Pledgor and Party C has the power, capacity and authority to execute and deliver this Agreement, and to perform it/his obligations under this Agreement. This Agreement constitutes the Pledgors’ and Party C’s legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof.

5.3	Except for the Pledge, the Pledgors have not placed any security interest or other encumbrance on the Equity Interest.

5.4

The Pledgors and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	Covenants of Pledgors and Party C

6.1	During the term of this Agreement, the Pledgors and Party C hereby severally and not jointly covenant to the Pledgee:

6.1.1

Pledgors shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviors.

6.1.2

The Pledgors and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge (if any), shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3

Each of the Pledgors and Party C shall promptly notify the Pledgee of any event or notice received by Pledgors that may have an impact on the Equity Interest (or any portion thereof), as well as any event or notice received by Pledgors that may have an impact on any guarantees and obligations of Pledgors under this Agreement or the performance of obligations of the Pledgors under this Agreement.

6.1.4	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2

The Pledgors agree that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any successors, heirs or representatives of Pledgors or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, Pledgors hereby undertake to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. Pledgors also undertake to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgors undertake to provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

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6.4

Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify the Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed an Event of Default:

7.1.1	The Pledgors’ any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors and Party C shall immediately notify the Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to Pledgors requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to Pledgors in writing at any time thereafter, demanding Pledgors to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	Exercise of the Pledge

8.1	The Pledgee shall issue a written Notice of Default to the Pledgors when it exercises the Pledge.

8.2	Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

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8.3

After the Pledgee issues a Notice of Default to Pledgors in accordance with Section 8.1, Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as result of disposing the Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgors or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgors reside, with all expenses incurred being borne by Pledgors. To the extent not prohibited by the applicable PRC laws, Pledgors shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

8.5

The Pledgee may exercise any remedy measure available to it simultaneously or in any order. The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Equity Interest is converted into or with the proceeds from auction or sale of the Equity Interest under this Agreement, without being required to exercise any other remedy measure first.

8.6	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgors or Party C shall not raise any objection to such exercise.

8.7

When the Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Breach of Agreement

9.1

If any Pledgor or Party C materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of the Pledgor or Party C (as the case may be). The Pledgee is entitled to require the Pledgor or Party C to rectify or take remedial measures. If within ten (10) days after the Pledgee delivers a written notice to the Pledgor or Party C and requires for rectification (or within any other reasonable period required by the Pledgee), the Pledgor or Party C (as the case may be) fails to rectify or take remedial measures, the Pledgee is entitled to, at its sole discretion, (1) terminate this Agreement and require the Pledgor or Party C (as the case may be) to compensate all the losses; or (2) require specific performance of the obligations of the Pledgor or Party C (as the case may be) under this Agreement and require the Pledgor or Party C (as the case may be) to compensate all the losses. This Section shall not prejudice any other rights of the Pledgee under this Agreement.

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9.2	Pledgors or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

10.	Assignment

10.1	Without the Pledgee’s prior written consent, neither the Pledgors nor Party C shall assign or delegate their rights and obligations under this Agreement.

10.2

This Agreement shall be binding on Pledgors and their successors heirs (including who inherited the Equity Interest) and permitted assigns, and shall be valid with respect to the Pledgee and each of his/her successors, heirs and permitted assigns.

10.3

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4

In the event of change of the Pledgee due to assignment, Pledgors and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5

Pledgors and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgors except in accordance with the written instructions of the Pledgee.

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11.	Termination

11.1

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgors and Party C, the Pledgee shall release the Pledge under this Agreement upon Pledgors’ request as soon as reasonably practicable and shall assist Pledgors to de-register the Pledge from the shareholders’ register of Party C and with competent PRC local administration for industry and commerce.

11.2	The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	Governing Law and Resolution of Disputes

14.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

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14.2

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Beijing. The arbitration award shall be final and binding on both Parties.

14.3

To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation. To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration. Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

14.4

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	Notices

15.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.1.1

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.1.2	Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

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15.1.3

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email

15.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Cheche Technology (Ningbo) Co., Ltd.
Address:	No. 2, Daqudeng Hutong, Dongcheng District, Beijing
Attn:	ZHANG Lei
Phone:	[***]

Party B:	ZHANG Lei
Address:	No. 2, Daqudeng Hutong, Dongcheng District, Beijing
Phone:	[***]

Party B:	WANG Zhendong
Address:	No. 810, Building 3, No. 1 Courtyard, Xiushikou Street, Xicheng District, Beijing
Phone:	[***]

Party B:	Beijing Zhongjinhuicai Investment Management Co., Ltd.
Address:	Zhongjinhuicai Investment, 1F, Building 4, No. 2, Daqudeng Hutong, Dongcheng District, Beijing
Attn:	ZHANG Feng
Phone:	[***]

Party B:	Beijing Cheche Technology Investment Center, LLP
Address:	No. 2, Daqudeng Hutong, Dongcheng District, Beijing
Attn:	ZHANG Lei
Phone:	[***]

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Party B:	Shenzhen Ruiyuan Investment Enterprise, LLP
Address:	Room 503, Building 6, Shenzhen Bay Science and Technology Ecological Park, Nanshan District, Shenzhen
Attn:	XIONG Yuanjun
Phone:	[***]

Party B:	Huzhou Zhongzejiameng Equity Investment Enterprise, LLP
Address:	1215-30, No.3 Building, No.1366, Hongfeng Road, Huzhou, Zhejiang Province
Attn:	HUANG Ying
Phone:	[***]

Party B:	Beijing Zhongyunronghui Investment Center, LLP
Address:	Room 701, 7th Floor, Beijing International Club Building, 21 Jianguomenwai Street, Chaoyang District, Beijing
Attn:	LIU Guanwu
Phone:	[***]

Party B:	Hangzhou Shunying Equity Investment Enterprise, LLP
Address:	Room 801, Building D1, DRC Liangmaqiao Diplomatic Office Building, No.19, Dongfang North Road, Chaoyang District, Beijing
Attn:	Koh Tuck Lye
Phone:	[***]

Party B:	Zhuhai Hengqin Huarongzhifu Investment Management Co., Ltd.
Address:	China Huarong Overseas Investment Holdings Co., Ltd., 27th Floor, AIA CENTRAL, 1 Connaught Road Central, Hong Kong
Attn:	ZHANG Jiawei
Phone:	[***]

Party B:	Minfu (Tianjin) Asset Management Co., Ltd.
Address:	25th Floor, Block C, Bund SOHO, 88 Zhongshan East 2nd Road, Huangpu District, Shanghai
Attn:	Yan Huini
Phone:	[***]

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Party B:	Guangzhou Lianzhan Enterprise Management Co., Ltd.
Address:	No.102, Rhine Garden, Nanpu Yansha Road, Luoxi New City, Panyu District, Guangzhou, Guangdong
Attn:	CHEN Chijing
Phone:	[***]

Party C:	Beijing Cheche Technology Co., Ltd.
Address:	No. 2, Daqudeng Hutong, Dongcheng District, Beijing
Attn:	ZHANG Lei
Phone:	[***]

15.3	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

16.	Severability

In the event that one or several of the provisions of this Contract are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

18.	Effectiveness and Amendments

18.1	This Agreement shall become effective upon execution by the Parties, until the Contract Obligations have been fully performed and the Secured Indebtedness have been fully paid.

18.2

Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

18.3

This Agreement constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof, and supersedes all other, including without limitation, the Equity Interest Pledge Agreement entered into by and among the Parties on October 10, 2019.

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19.	Language and Counterparts

This Agreement is written in Chinese and English in four copies. The Pledgors, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

20.	Independent Nature

The obligations of each entity/person of Party B under this Agreement are several and not joint, and each entity/person of Party B shall be only responsible for the performance of himself/itself and no entity/person of Party B is responsible in any way for the performance or conduct of any other entity/person of Party B or other Party of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A:	Cheche Technology (Ningbo) Co., Ltd. (Seal)

By:	/s/ Zhang Lei
Name:	ZHANG Lei
Title:	Legal Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	ZHANG Lei

By:	/s/ Zhang Lei

Party B:	WANG Zhendong

By:	/s/ Wang Zhendong

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Beijing Zhongjinhuicai Investment Management Co., Ltd. (Seal)

By:	/s/ Zhang Feng
Name:	ZHANG Feng
Title:	Legal Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Beijing Cheche Technology Investment Center, LLP (Seal)

By:	/s/ Zhang Lei
Name:	ZHANG Lei
Title:	Authorized Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Shenzhen Ruiyuan Investment Enterprise, LLP (Seal)

By:	/s/ Xiong Yuanjun
Name:	XIONG Yuanjun
Title:	Authorized Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Huzhou Zhongzejiameng Equity Investment Enterprise, LLP (Seal)

By:	/s/ Wu Wenhong
Name:	Wu Wenhong
Title:	Authorized Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Beijing Zhongyunronghui Investment Center, LLP (Seal)

By:	/s/ Tian Suning
Name:	Tian Suning
Title:	Authorized Representative

Signature Page

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Hangzhou Shunying Equity Investment Enterprise, LLP (Seal)

By:	/s/ Cao Liping
Name:	Cao Liping
Title:	Authorized Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Zhuhai Hengqin Huarongzhifu Investment Management Co., Ltd. (Seal)

By:	/s/ Du Tiantian
Name:	Du Tiantian
Title:	Legal Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Minfu (Tianjin) Assets Management Co., Ltd. (Seal)

By:	/s/ Yang Fan
Name:	Yang Fan
Title:	Authorized Signatory

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	Guangzhou Lianzhan Enterprise Management Co., Ltd. (Seal)

By:	/s/ Chen Zhengzhan
Name:	CHEN Zhengzhan
Title:	Legal Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party C:	Beijing Cheche Technology Co., Ltd. (Seal)

By:	/s/ Zhang Lei
Name:	ZHANG Lei
Title:	Legal Representative

Signature Page

Attachments:

1.	Shareholders’ Register of Party C

2.	The Capital Contribution Certificate for Party C

3.	Exclusive Business Cooperation Agreement

4.	Exclusive Option Agreement

5.	Power of Attorney

Attachments

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on November 14, 2022 in Xicheng District, Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan):

Party A:

Cheche Technology (Ningbo) Co., Ltd. (hereinafter “Pledgee”), a limited liability company organized and existing under the laws of the PRC, with its address at No. 106-4, Dongliu Lane, Dongliu Street, Yinzhou District, Ningbo City, Zhejiang Province;

Party B:	ZHANG Lei, a Chinese citizen with Chinese Identification No.: [***] (hereinafter the “Pledgor”);

Party C:

Beijing Cheche Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at 1701-76, Floor 17, Floor 15, No.3 Building, No.10A, Jiuxianqiao Road, Chaoyang District, Beijing.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

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1．

Pledgor has entered into a Share Transfer Agreement with Minfu (Tianjin) Asset Management Co., Ltd. Dated November 14, 2022, pursuant to which Minfu (Tianjin) Asset Management Co., Ltd. will transfer its 3.3443% of the equity interests of Party C to Pledgor, representing RMB 511,125 in the registered capital of Party C. Upon the completion of the foregoing share transfer and as of the date hereof, Pledgor collectively holds 35.6017% of the equity interests of Party C, representing RMB5,441,125 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2．

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor have executed the Power of Attorney (as defined below) in favor of Pledgee.

3．

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

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1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

1.2

Equity Interest: shall refer to 3.3443% equity interests in Party C currently held by Pledgor, representing RMB 511,125 in the registered capital of Party C, and all of the equity interest hereafter legally acquired by Pledgor in Party C.

1.3	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on November 22, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on November 14, 2022 (the “Exclusive Option Agreement”), Power of Attorney executed on November 14, 2022 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

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1.5

Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgor and/or Party C under the Transaction Documents. The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees under the Transaction Documents, all expenses occurred by the Pledgee in connection with enforcement of Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	Pledge

2.1

The Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

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2.2

During the term of the Pledge, unless prohibited by the applicable laws and regulations, the Pledgee is entitled to receive dividends distributed on the Equity Interest. Without the prior written consent of the Pledgee, the Pledgor shall not receive dividends distributed on the Equity Interest. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

2.3

Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any additional equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.4

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the applicable PRC laws.

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3.	Term of the Pledge

3.1

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within thirty (30) business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2

During the Term of the Pledge, in the event any Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

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4.	Custody of Records for Equity Interest subject to the Pledge

4.1

During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one (1) week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgor and Party C hereby severally and not jointly represent and warrant to Pledgee that:

5.1

Each Pledgor is the sole legal and beneficial owner of the Equity Interest. The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.2

Each of the Pledgor and Party C has the power, capacity and authority to execute and deliver this Agreement, and to perform it/his obligations under this Agreement. This Agreement constitutes the Pledgor’s and Party C’s legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof.

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5.3	Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.	Covenants of Pledgor and Party C

6.1	During the term of this Agreement, the Pledgor and Party C hereby severally and not jointly covenant to the Pledgee:

6.1.1

Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviors.

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6.1.2

The Pledgor and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge (if any), shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3

Each of the Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest (or any portion thereof), as well as any event or notice received by Pledgor that may have an impact on any guarantees and obligations of Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement.

6.1.4	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any successors, heirs or representatives of Pledgor or any other persons through any legal proceedings.

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6.3

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

6.4

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed an Event of Default:

7.1.1	The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

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7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	Exercise of the Pledge

8.1	The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2	Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

8.3

After the Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as result of disposing the Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expenses incurred being borne by Pledgor. To the extent not prohibited by the applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

8.5

The Pledgee may exercise any remedy measure available to it simultaneously or in any order. The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Equity Interest is converted into or with the proceeds from auction or sale of the Equity Interest under this Agreement, without being required to exercise any other remedy measure first.

8.6	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7

When the Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	Breach of Agreement

9.1

If any Pledgor or Party C materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of the Pledgor or Party C (as the case may be). The Pledgee is entitled to require the Pledgor or Party C to rectify or take remedial measures. If within ten (10) days after the Pledgee delivers a written notice to the Pledgor or Party C and requires for rectification (or within any other reasonable period required by the Pledgee), the Pledgor or Party C (as the case may be) fails to rectify or take remedial measures, the Pledgee is entitled to, at its sole discretion, (1) terminate this Agreement and require the Pledgor or Party C (as the case may be) to compensate all the losses; or (2) require specific performance of the obligations of the Pledgor or Party C (as the case may be) under this Agreement and require the Pledgor or Party C (as the case may be) to compensate all the losses. This Section shall not prejudice any other rights of the Pledgee under this Agreement.

9.2	Pledgor or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

10.	Assignment

10.1	Without the Pledgee’s prior written consent, neither the Pledgor nor Party C shall assign or delegate their rights and obligations under this Agreement.

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10.2

This Agreement shall be binding on Pledgor and its successors heirs (including who inherited the Equity Interest) and permitted assigns, and shall be valid with respect to the Pledgee and each of his/her successors, heirs and permitted assigns.

10.3

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4

In the event of change of the Pledgee due to assignment, Pledgor and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of the Pledgee.

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11.	Termination

11.1

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with competent PRC local administration for industry and commerce.

11.2	The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	Governing Law and Resolution of Disputes

14.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Beijing. The arbitration award shall be final and binding on both Parties.

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14.3

To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation. To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration. Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

14.4

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	Notices

15.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.1.1

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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15.1.2	Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

15.1.3

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email

15.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Cheche Technology (Ningbo) Co., Ltd.

Address:	8F, Hesheng Caifu Plaza, No. 13, Deshengmenwai Dajie, Xicheng District, Beijing

Attn:	ZHANG Lei

Phone:	[***]

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Party B:	ZHANG Lei

Address:	8F, Hesheng Caifu Plaza, No. 13, Deshengmenwai Dajie, Xicheng District, Beijing

Phone:	[***]

Party C:	Beijing Cheche Technology Co., Ltd.

Address:	8F, Hesheng Caifu Plaza, No. 13, Deshengmenwai Dajie, Xicheng District, Beijing

Attn:	ZHANG Lei

Phone:	[***]

15.3	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

16.	Severability

In the event that one or several of the provisions of this Contract are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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17.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

18.	Effectiveness and Amendments

18.1	This Agreement shall become effective upon execution by the Parties, until the Contract Obligations have been fully performed and the Secured Indebtedness have been fully paid.

18.2

Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

19.	Language and Counterparts

This Agreement is written in Chinese and English in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

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Strictly Confidential

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A:	Cheche Technology (Ningbo) Co., Ltd. (Seal)

By:	/s/ ZHANG Lei
Name:	ZHANG Lei
Title:	Legal Representative

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party B:	ZHANG Lei

By:	/s/ ZHANG Lei

Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party C:	Beijing Cheche Technology Co., Ltd. (Seal)

By:	/s/ ZHANG Lei
Name:	ZHANG Lei
Title:	Legal Representative

Signature Page

Attachments:

1.	Shareholders’ Register of Party C

2.	The Capital Contribution Certificate for Party C

3.	Exclusive Business Cooperation Agreement

4.	Exclusive Option Agreement

5.	Power of Attorney

Attachments